OPPENHEIMER STEELPATH MLP FUNDS TRUST

Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer SteelPath MLP Income Fund
Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer SteelPath MLP and Infrastructure Debt Fund

Supplement dated April 29, 2013
to the Prospectus and Statement of Additional Information dated March 28, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above referenced funds (each, a “Fund” and collectively, the “Funds”) and is in addition to any other supplements to the Funds’ Prospectus.

Effective as of June 28, 2013:

1.  Each Fund’s current Class I shares will be renamed “Class Y shares.”  Additionally, Oppenheimer SteelPath MLP Select 40 Fund’s Class Y shares will be renamed “Class W shares.”

2.  The sales charge table under the section “THE FUNDS’ SHARE CLASSES” – “Class A Share Considerations” on page 67 of the Prospectus is deleted in its entirety and replaced by the following:

Amount Invested	Front End Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested
Less than $25,000	5.75%	6.10%
$25,000 or more but less than $50,000	5.50%	5.82%
$50,000 or more but less than $100,000	4.75%	4.99%
$100,000 or more but less than $250,000	3.75%	3.90%
$250,000 or more but less than $500,000	2.50%	2.56%
$500,000 or more but less than $1 million	2.00%	2.04%
$1 million or more	None	None

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

3.  The bulleted list under the section “THE FUNDS’ SHARE CLASSES” – “Waiver of Class A Sales Charges” on page 68 of the Prospectus is deleted in its entirety and replaced by the following:

      Front-end sales charges on Class A shares are waived for the following purchasers:

·	Investors purchasing shares through a brokerage firm that has an agreement with a Fund or the Funds’ distributor to waive sales charges;
·	Investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;
·	401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, and other retirement plans;

·	Registered representatives or employees of intermediaries that have a selling agreement with the Funds (and their immediate family members, as defined herein);
·	Shares acquired through merger, acquisition or exchange offer;
·	Dividend reinvestment programs; and
·	Purchases through certain fee-based programs.
4.  The following subsection is added to the Prospectus under the section “THE FUNDS’ SHARE CLASSES”:

Class A Contingent Deferred Sales Charge

Although there is no initial sales charge on Class A purchases of shares of one or more of the Funds totaling $1 million or more, effective June 28, 2013, new initial purchasers of those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month “holding period” measured from the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.

The Distributor pays concessions from its own resources equal to 1.00% of Class A purchases of $1 million or more.  The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

5.  The section titled “Class I Shares” on page 70 of the Prospectus is deleted in its entirety and replaced by the following:

Class I Share Considerations

The Funds offer Class I shares, which are only available to eligible institutional investors. To be eligible to purchase Class I shares, an investor must:

·	make a minimum initial investment of $5 million or more per account (waived for retirement plan service provider platforms);
·	trade through an omnibus, trust, or similar pooled account; and
·
be an “institutional investor” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; 529 college savings plans; and family offices.

Eligible Class I investors will not receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called “finder’s fees,” administrative fees or other similar fees on Class I shares. Class I shares are not available directly to individual investors. Individual shareholders who purchase Class I shares through retirement plans or other intermediaries will not be eligible to hold Class I shares outside of their respective retirement plan or intermediary platform.

Class I shares are sold at net asset value per share without a sales charge. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund’s other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent), and most of the special account features available to investors buying other classes of shares, do not apply to Class I shares.

Each Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or sub-advised by the Advisor or an affiliate of the Advisor.

Class Y Share Considerations

Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund’s other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

6.  The section titled “Class Y Shares” on page 70 of the Prospectus is deleted in its entirety and replaced by the following:

Class W Share Considerations

Class W shares are offered only in the Select 40 Fund and are available for purchase only if you are the client of a high-net worth advisor that has an arrangement with the Fund. In all other respects, Class W shares are the same as Class Y shares.

7.  The following subsections are added to the SAI under the section “DESCRIPTION OF SHARES”:

Class Y Share Availability

Class Y shares are offered to fee-based clients of dealers that have a special agreement with the Distributor to offer these shares, and to certain institutional investors who have a special agreement with the Distributor.  Class Y shares are also offered to present or former officers, directors, trustees and employees (and their eligible family members) of the Trust, the Advisor and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

Voluntary Conversion to Class Y Shares. For shareholders who currently hold other classes of Oppenheimer SteelPath Fund shares, but are authorized to purchase Class Y shares, those shareholders can convert their eligible existing shares to Class Y shares of another Oppenheimer SteelPath Fund either through their dealer who has a special agreement with the Distributor or by submitting written instructions to the Transfer Agent.  Shares that are subject to a contingent deferred sales charge ("CDSC") are not eligible to convert to Class Y shares until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), this voluntary conversion to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Class I Share Availability

Class I shares are not available directly to individual investors. They are only available to eligible institutional investors.  To be eligible to purchase Class I shares, an investor must:

·	make a minimum initial investment of $5 million or more per account (waived for retirement plan service provider platforms);
·	trade through an omnibus, trust, or similar pooled account; and
·
be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; 529 college savings plans; and family offices.

No commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finder's fees," administrative fees or other similar fees will be paid with respect to Class I shares. The Trust, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Advisor or an affiliate of the Advisor.

Voluntary Conversion to Class I Shares. Shareholders who currently hold other classes of Oppenheimer SteelPath Fund shares but are eligible to purchase Class I shares can convert their eligible existing shares to Class I shares of another Oppenheimer SteelPath Fund either through their financial intermediary or by submitting an application to the Transfer Agent. Shares of another share class that are subject to a contingent deferred sales charge, commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finders fees," administrative fees or other similar fees are not eligible to convert to Class I shares. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion to Class I shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Involuntary Conversion of Class I Shares. If a Class I share account balance falls below $2.5 million, the investor will be notified that the account is below the required minimum balance. If the account remains below $2.5 million for more than six consecutive months after such notification, the account may be involuntarily redeemed or converted into a Class Y share account. This policy does not apply to accounts for which the minimum initial investment is waived.

Individual shareholders who purchase Class I shares through retirement plans or other intermediaries will not be eligible to hold Class I shares outside of their respective retirement plan or intermediary platform.

8.  The following subsection is added to the SAI under the section “PURCHASE, REDEMPTION AND PRICING OF FUND SHARES”:

Class A Contingent Deferred Sales Charge

As discussed in the Prospectus, there is no initial sales charge on Class A purchases of shares of one or more of the Funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month “holding period” measured from the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.

The Distributor pays concessions from its own resources equal to 1.00% of Class A purchases of $1 million or more.  The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

April 29, 2013	PS0000.084